UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2026

Jaguar Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36714	46-2956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street Suite 400
San Francisco, California		94104
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 371-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Royalty Interest Exchange Transactions

As previously disclosed, on October 8, 2020, Jaguar Health, Inc. (the “Company”) sold to Iliad Research and Trading, L.P. (“Iliad”) a royalty interest in the original principal amount of $12 million (as amended, the “October 2020 Royalty Interest”).

On January 16, 2026, the Company entered into a privately negotiated exchange agreement (the “Iliad Royalty Interest Exchange Agreement”) with Iliad. Pursuant to this agreement, the Company issued a pre-funded common stock purchase warrant to purchase 1,553,844 shares of Common Stock (the “First Pre-Funded Warrant”) to Iliad in exchange for a $1,187,914.07 reduction in the outstanding balance of the October 2020 Royalty Interest.

The Iliad Royalty Interest Exchange Agreement includes representations, warranties, and covenants customary for a transaction of this type.

Also as previously disclosed, on August 24, 2022, the Company sold to Streeterville Capital, LLC (“Streeterville”) a royalty interest in the original principal amount of $12 million (as amended, the “August 2022 Royalty Interest”).

On January 16, 2026, the Company entered into a privately negotiated exchange agreement (the “Streeterville Royalty Interest Exchange Agreement”) with Streeterville. Pursuant to this agreement, the Company issued a pre-funded common stock purchase warrant to purchase 1,111,837 shares of Common Stock (the “Second Pre-Funded Warrant”) to Streeterville in exchange for a $850,000 reduction in the outstanding balance of the August 2022 Royalty Interest.

The Streeterville Royalty Interest Exchange Agreement includes representations, warranties, and covenants customary for a transaction of this type.

Series L Preferred Stock Exchange Transactions

As previously disclosed, on May 14, 2025, the Company entered into a privately negotiated exchange agreement with Iliad, pursuant to which the Company issued 22 shares of Series L Perpetual Preferred Stock (the “Series L Preferred Stock”) to Iliad.

On January 16, 2026, the Company entered into a privately negotiated exchange agreement with Iliad (the “Iliad Series L Exchange Agreement”), pursuant to which the Company issued a pre-funded common stock purchase warrant to purchase 719,424 shares of Common Stock (the “Third Pre-Funded Warrant”) to Iliad in exchange for 22 shares of Series L Preferred Stock held by Iliad. Upon completion of the exchange, such 22 shares of Series L Preferred Stock were cancelled and retired.

The Iliad Series L Exchange Agreement includes representations, warranties, and covenants customary for a transaction of this type.

Also as previously disclosed, on May 14, 2025, the Company entered into a privately negotiated exchange agreement with Streeterville, pursuant to which the Company issued 99.3822 shares of Series L Preferred Stock to Streeterville.

On January 16, 2026, the Company entered into a privately negotiated exchange agreement with Streeterville (the “Streeterville Series L Exchange Agreement”), pursuant to which the Company issued a pre-funded common stock purchase warrant to purchase 3,249,908 shares of Common Stock (the “Fourth Pre-Funded Warrant”) to Streeterville in exchange for 99.3822 shares of Series L Preferred Stock held by Streeterville. Upon completion of the exchange, such 99.3822 shares of Series L Preferred Stock were cancelled and retired.

The Streeterville Series L Exchange Agreement includes representations, warranties, and covenants customary for a transaction of this type.

Series M Preferred Stock Exchange Transactions

As previously disclosed, on June 27, 2025, the Company entered into a privately negotiated exchange agreement with Iliad, pursuant to which the Company issued 170 shares of Series M Perpetual Preferred Stock (the “Series M Preferred Stock”) to Iliad.

On January 16, 2026, the Company entered into a privately negotiated exchange agreement with Iliad (the “Iliad Series M Exchange Agreement”), pursuant to which the Company issued a pre-funded common stock purchase warrant to purchase 2,870,503 shares of Common Stock (the “Fifth Pre-Funded Warrant”) to Iliad in exchange for 87.78 shares of Series M Preferred Stock held by Iliad. Upon completion of the exchange, such 87.78 shares of Series M Preferred Stock were cancelled and retired.

The Iliad Series M Exchange Agreement includes representations, warranties, and covenants customary for a transaction of this type.

Also as previously disclosed, on June 27, 2025, the Company entered into a privately negotiated exchange agreement with Streeterville, pursuant to which the Company issued 90 shares of Series M Preferred Stock to Streeterville.

On January 16, 2026, the Company entered into a privately negotiated exchange agreement with Streeterville (the “Streeterville Series M Exchange Agreement”), pursuant to which the Company issued a pre-funded common stock purchase warrant to purchase 2,270,765 shares of Common Stock (the “Sixth Pre-Funded Warrant”) to Streeterville in exchange for 69.44 shares of Series M Preferred Stock held by Streeterville. Upon completion of the exchange, such 69.44 shares of Series M Preferred Stock were cancelled and retired.

The Streeterville Series M Exchange Agreement includes representations, warranties, and covenants customary for a transaction of this type.

Each of the First Pre-Funded Warrant, the Second Pre-Funded Warrant, the Third Pre-Funded Warrant, the Fourth Pre-Funded Warrant, the Fifth Pre-Funded Warrant, and the Sixth Pre-Funded Warrant (collectively, the “Pre-Funded Warrants”) is exercisable in part or in full immediately at an exercise price of $0.001 per share, and may be exercised at any time until such Pre-Funded Warrant is exercised in full. The Pre-Funded Warrants provide that the number of shares that may be exercised shall be limited to ensure that, following such exercise, the number of shares of Common Stock beneficially owned by the holder, together with its affiliates and certain related parties, does not exceed 9.99% of the total number of shares of Common Stock then issued and outstanding.

The foregoing description of the Pre-Funded Warrants and the Iliad Royalty Interest Exchange Agreement, the Streeterville Royalty Interest Exchange Agreement, the Iliad Series L Exchange Agreement, the Streeterville Series L Exchange Agreement, the Iliad Series M Exchange Agreement, and Streeterville Series M Exchange Agreement (collectively, the “Exchange Agreements”) does not purport to be complete and is subject to, and qualified in its entirety by the form of the Pre-Funded Warrants and the Exchange Agreements, copies of which are attached as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety. The Pre-Funded Warrants were issued in reliance on the exemption from registration provided under Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of the Pre-Funded Warrant.
10.1	Iliad Royalty Interest Exchange Agreement, dated January 16, 2026.
10.2	Streeterville Royalty Interest Exchange Agreement, dated January 16, 2026.
10.3	Iliad Series L Exchange Agreement, dated January 16, 2026.
10.4	Streeterville Series L Exchange Agreement, dated January 16, 2026.
10.5	Iliad Series M Exchange Agreement, dated January 16, 2026.
10.6	Streeterville Series M Exchange Agreement, dated January 16, 2026.

104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jaguar Health, Inc

Date:	January 23, 2026	By:	/s/ Lisa A. Conte
Lisa A. Conte President and CEO